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The Impact of Change

February 2001

Agenda

  I.
  The Commitments/The Progress

  II.
  The Changes since April 1999

  III.
  Signs of Vitality

  IV.
  Current Projects

  V.
  Strengths Going Forward

I. The Commitments

     The Progress

#1 Priority: Growth—Organic

Progress: Through organic growth and net new business wins

  •
  Organic growth momentum continues to build with seven consecutive quarters of improvement

  •
  1999 net new business wins increased 28% to $640 million in equivalent annualized billings; first nine months 2000 more than doubled vs. year ago

#1 Priority: Growth—Organic

Progress: Through expanding collaboration through the business units

  •
  Over 200 account referrals resulting in new business since April '99

  •
  Set the stage for continuous growth

  •
  Infrastructure

  •
  Chief Collaboration Officer

  •
  50 Officers throughout TN companies

  •
  "Keep the family money" incentive program

#1 Priority: Growth—Organic

Progress: Through Entrepreneurship

  •
  New America Strategies Group

  •
  The first multicultural, holistic agency

  •
  Bozell Kamstra

  •
  From start-up two years ago to over $300 million; clients include Dow Chemical, Tyco International, Fujitsu global campaign

  •
  Database

  •
  Created high-end database consultancy—Analytici

  •
  35 full-time professionals

  •
  FCB-owned/shared by all TN companies

#1 Priority: Growth—Acquisitions

Commitments:

  •
  Expand position outside the U.S.: emphasis Europe

  •
  Focus on faster growing non-traditional practices:

  •
  Public Relations (BSMG)

  •
  Sales Promotion (Marketing Drive)

  •
  Multicultural and other emerging markets (NASG)

#1 Priority: Growth—Acquisitions

Progress: Expand position in Europe

  FCB Worldwide

  •
  United Kingdom—Banks Hoggins O'Shea

  •
  France—Acam

  •
  Germany—Borsch Stengel

  •
  Portugal—Edson Athayde Communicacao

  •
  Spain—Augusta BBT

  •
  Finland—Kauppamainos Oy

  •
  Poland—Ad Fabrika

#1 Priority: Growth—Acquisitions

Progress: Expand position in Europe

  BSMG Worldwide

•United Kingdom	—GJW
—Lyons Waddell
—Square Mile Holdings

•Germany	—Management Profile Consulting
—APR Wilkens
—Pajunk & Scheickhardt

...and
•Hong Kong	—Scotchbrook Communications

#1 Priority: Growth—Acquisitions

Progress: Expand in faster growing non-traditional practices

  FCBi

  •
  The Hacker Group

  •
  Data Answers*, UK

  •
  Datamidia*, Brazil

  •
  Opus Group*, UK

  New America Strategies Group

  •
  Don Coleman

  •
  Imada Wong

  •
  Montemayor

  Media

  •
  MBS Group*, UK *Outside U.S.

#1 Priority: Growth—Acquisitions

Progress: Expand in faster growing non-traditional practices

  Bozell Group

  •
  Stein Rogan + Partners

  •
  Communications Solutions Division (CSD) of Juntunen Media Group, Digital solutions

  •
  Howard, Merrell & Partners

  Marketing Drive Worldwide

  •
  EMP

  •
  Luxon Carrá

  •
  Sierra Communications

#1 Priority: Growth—Acquisitions

  Springer & Jacoby

  •
  Largest independent advertising group in Germany

  •
  Number one creative agency

Financial Review

Setting aside the loss of
DaimlerChrysler, 2000 was a
very good year for True North

Revenue Growth

Revenue Growth

	2000		1999		% Inc.
9 Month Revenues	1,087.3	*	966.3	*	12.5%
Organic Revenue Growth					10.1%
Net Acquisition Growth					4.2%
Currency Impact					(1.8)%
*
Note: Excludes Modem Media which was deconsolidated effective 4/1/2000

Organic Growth Is Our Number One Priority

Note: Excludes Modem Media in all periods.

Organic growth has been fueled by:

  •
  Net new business

  •
  Collaboration

New Business

Net New Business

Wins Have Been Extraordinary

	1999*	2000*
1st Q	$73	$263
2nd Q	168	537
3rd Q	220	258

Total	$461	$1,058
*
Note: Excludes Modem Media in all periods

New Business Success Driven By

Quality Wins by FCB

      •
      Compaq

      •
      Boeing

      •
      Avaya

      •
      Taco Bell

      •
      Major League Baseball

      •
      Jell-O

      •
      Samsung

Other True North brands have also
contributed with significant wins

  •
  Bozell Group

  •
  Verizon Wireless

  •
  Fujitsu

  •
  Marketing Drive Worldwide

  •
  Gillette

  •
  BSMG Worldwide

  •
  Council on Biotechnology

  •
  Microsoft

  •
  R/GA

  •
  Ericsson

  •
  Reuters

Collaboration (cross-selling) has been an
important factor in our growth this year.

  •
  TN Collaboration Czar appointed

  •
  Collaboration Director appointed at each business unit

  •
  Collaboration Incentive Program

  •
  2000 efforts have generated nearly $50 million in annualized revenue

Expense Ratios

Expense Ratios continue to improve due to
improved organic growth, restructuring
activities and cost control programs.

Sept. YTD Staff Cost Ratio	60.9%
Imp of	230 Basis Pts

Sept. YTD O&G Ratio	27.8%
Imp of	40 Basis Pts

    We're on track to reduce Staff Cost Ratio to below 60% in 2000.

Margin Improvement is a Priority in 2000

The improvement in organic growth coupled with the expense reductions from our restructuring activity has resulted in a significant margin improvement.

Sept. YTD Operating Margin	11.3%

Imp of	270 Basis Pts.

We're on track to meet or exceed our goal of a 12%+ operating margin in 2000.

Despite a YTD $0.14 earnings per share dilutive
impact from Modem Media...

Impact to True North

EPS
3Q:YTD
1999	$0.01
2000	$(0.13)

Change B/(W)	$(0.14)

...YTD Earnings Per Share are up significantly

	9 Months
	2000	1999(1)	% Inc.
Diluted EPS	$1.21	$0.90	34%
(1)
Excludes Restructuring charge and other unusual items

The outlook remains positive

  •
  We are comfortable with street estimates for the fourth quarter 2000

  •
  Goal for 2001 is organic revenue growth of >8% excluding DaimlerChrysler

  •
  Other than dot com accounts, no signs of spending cutbacks by existing clients

  •
  Full-year impact of 2000 new business in 2001.

DaimlerChrysler

Financial Impact of Chrysler Loss

  •
  As announced on November 6th:

  •
  Revenue impact of $140MM

  •
  EPS impact of approximately $0.52

  •
  Disappointing but not life threatening

  •
  Contract provided for 180 day transition, but we did not get everything we hoped for

  •
  Decided not to engage in a lengthy legal battle

  •
  4q:00 exit charge of $17-$20 million

  •
  Operating margin maintained through April 2001

  •
  The loss is behind us—we're moving on!

Revenue Mix

	1997	1998	1999	2000F	2000F Pro-forma
Traditional	73%	72%	69%	66%	62%

Marketing Services	27%	28%	31%	34%	38%

All periods exclude MMPT; 1997 and 1998 exclude FRB pooling of interests

Non traditional includes interactive, direct healthcare, public relations, promotions and directory

Chrysler revenue included in all periods except Pro-forma

Financial Objectives

We're on track to meet or exceed our financial objectives for the full year 2000

  •
  EPS growth of 15+%

  •
  Organic growth > 9%

  •
  Operating margin of 12+%

  •
  Staff Cost Ratio < 60%

  •
  Tax rate in low 40's

  •
  Debt to capital ratio of < 40%

The Elements of Change Since
April '99...

  •
  Structural

  •
  Realigned assets

  •
  Strategic acquisitions

  •
  Cultural

  •
  Created and focused a culture

  •
  Significant opportunities for growth

Realignment Impact:
Stronger Global Positioning

  FCB: A new global powerhouse

    •
    One of the largest agency brands in the U.S.; top ten globally

    •
    Over $8 billion in billings

    •
    New profile: 55% U.S.; 45% International

    •
    200+ offices in 96 countries

  FCBi: Top-ten global direct and interactive agency brand

    •
    $800 million in billings

    •
    Well-positioned to take the lead in CRM with its new database capability, Analytici

Realignment Impact:
Stronger Global Positioning

  FCB HealthCare:

    •
    Unification of healthcare resources for enhanced healthcare marketing worldwide

    •
    New operation among top ten and includes:

    •
    Xygote Interactive

    •
    ProHealth (medical education unit)

    •
    250 employees in 8 cities on four continents

Realignment Impact:
Stronger Global Positioning

  Marketing Drive Worldwide: A single global
  brand of previously 14 marketing services
  companies

    •
    $500 million in equivalent billings

    •
    International marketing services capabilities

    •
    29 offices in 11 countries

    •
    Recognized by Promo Magazine as one of two that made a difference in 2000

Strategic Acquisition Impact:
Stronger Global Positioning/High-Growth Sector Focus

BSMG Worldwide

  •
  Revenue growth dramatic, on average quadrupling in size every five years—expected to reach $180 million in 2000

  •
  Geographic reach greatly expanded; one of the largest networks in Europe

  •
  Now ranked #7 in the U.S.; #8 Worldwide

  •
  Leader in investor relations practice; largest food and beverage practice; rapidly growing technology and healthcare practices

  •
  Runner-up for PR Agency of the Year, yet again

Realignment Impact:
High-Growth Sector Focus

  TN Directory Services

  •
  Ranks second in national YP specialist agencies

  •
  Wahlstrom winner of more industry awards than any other yellow pages agency

  •
  Growing at 3 times industry rate because of adding an internet directory consultancy and execution capability

Realignment/Strategic Acquisition
Impact:
High-Growth Sector Focus

New America Strategies Group

  •
  Ethnic populations are growing at seven times the rate of the general market—expected to account for 50% of Americans by 2020

  •
  NASG largest multicultural marketer representing all three major ethnic populations

  •
  Acquisition of Don Coleman Advertising, Imada Wong and Montemayor

  •
  Major new business wins in 2000, including Salomon Smith Barney, American Airlines, Exelon, BET Holdings

Signs of Vitality

FCB Worldwide

•
Over $1.5 billion in net new business in 2000

Signs of Vitality

Bozell Group

• Datek increased revenue 66%

• Bristol-Myers Squibb revenue up 30%

• Verizon Wireless revenue +50%

• Fujitsu selected Bozell Kamstra as lead agency for global brand communications

•  Major new hire of Tony Granger, nine-time Cannes Gold Lion winner

Signs of Vitality

BSMG Worldwide

Marketing Drive Worldwide

Current Projects

Modem Media

  •
  A strong company with great clients

  •
  A financial asset

  •
  Options

  •
  Dividend

  •
  Strategic merger

  •
  Buy back

Strengths Going Forward

  •
  A $1.5 billion marketing communications holding company ranked #8 worldwide

  •
  Clients

  •
  TN companies serve more than 30 major global clients, half of whom have long-standing relationships (15+ years)

Key Clients

Key Clients

Bank of America

American Airlines

COMPAQ

MTV

Mutual of Omaha Companies

AVAYA communication

Hilton

Glaxo Pharmaceuticals

got milk?

NORTEL NETWORKS

Kawasaki

Let the good times roll.™

verizon

GTE

SAMSUNG

ELECTRONICS

DATEK ONLINE

The New York Times

Top 20 Clients (sorted alphabetically)

Client	Client since
American Airlines	1970
AT&T	1988
Bank of America	1998
Beiersdorf	1978
Bristol-Meyers	1984
Chase Manhattan	1998
Compaq	2000
Coors	1979
Datek	1999
Glaxo	1988
GTE/Bell Atlantic	1983
Kraft/General Foods	1954
Merck	1974
Nortel	1997
Quaker Oats—Gatorade	1973
RJR Nabisco—Planters	1980
SC Johnson	1963
Subaru	1993
Taco Bell	1997
US Postal Service	1995
Revenue Concentration*
Top Account	% Total Revenue = 4.9%
Top 5 Accounts	% Total Revenue = 13.7%
Top 10 Accounts	% Total Revenue = 21.1%
Top 20 Accounts	% Total Revenue = 30.9%
*
Top client revenue based on 2000 forecasted revenue. Chrysler has been removed and Compaq has been adjusted to approximate a full year fee. Total revenue has been adjusted as well.

Strengths Going Forward

  •
  Brands

  •
  Global

  •
  FCB Worldwide

  •
  One of the largest agency brands in the U.S.; top ten globally

  •
  BSMG Worldwide

  •
  Firmly in the top ten globally; headed for the top five

  •
  Marketing Drive Worldwide

  •
  Positioned to meet emerging client need and growing at double digit rate

Strengths Going Forward

—U.S.—World's Largest Market

  •
  Bozell Group

  •
  Top 25 U.S. consolidated agency brand; $1.6 billion in billings

  •
  Bozell Kamstra—one of the largest business branding agencies

  •
  AFG—Full-service, growing brand

  •
  BGW—Expertise in Retail, Kids, Entertainment

  •
  Temerlin McClain

  •
  #1 Southwest-based agency; $600 million in billings

  •
  Specialists in handling service-driven businesses

  •
  New America Strategies Group

  •
  Tierney Communications

  •
  Based in Philadelphia, recognized by WSJ, NYT, Inside PR as "regional powerhouse"

  •
  Recent win of $15 million Exelon energy account

Strengths Going Forward

  •
  Collaboration

  •
  An opportunity not yet fully realized

  •
  Scorecard of our success in 2000

  •
  Nearly 200 "events"

  •
  Over $50 million in additional revenue—accounts for more than 3% of organic growth

  •
  Further cements key client relationships

  •
  Most efficient kind of growth

R/GA Legacy

  •
  A creatively-focused interactive services company delivering e-business solutions across all interactive platforms

  •
  An unparalleled body of visual design across film, television, print, CD-ROM, kiosks, and the Web

  •
  One of the world's Most Awarded New Media Creative Agencies

  •
  Signature Accounts

  •
  IBM—Narrowband (one of three agencies)

  •
  Ericsson—Pervasive (opening in Stockholm)

  •
  Reuters—Broadband (opening in London)

Strengths Going Forward

  •
  TN Media

  •
  Unique Media Model

  •
  Philosophy: media as a function should be unbundled with a separate P&L

  •
  BUT, professionally integrated to the agency's strategic planning process

  •
  Offering clients a flexible structure to meet their needs (because there is no single way)

  •
  New management; new name soon

Thank You

QuickLinks

#1 Priority: Growth—Organic
Financial Review
Revenue Growth
Organic growth has been fueled by:
New Business
Net New Business Wins Have Been Extraordinary
New Business Success Driven By Quality Wins by FCB
Other True North brands have also contributed with significant wins
Collaboration (cross-selling) has been an important factor in our growth this year.
Expense Ratios
Impact to True North
DaimlerChrysler
Revenue Mix
Key Clients
Key Clients